American Beacon Holland Large Cap Growth Fund

Supplement dated August 25, 2017
to the
Prospectus and Summary Prospectus dated April 28, 2017, as previously amended or supplemented

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

At a Meeting held on August 23, 2017, the Board of Trustees ("Board") of the American Beacon Funds (the "Trust") approved the termination of the investment advisory agreement among American Beacon Advisors, Inc. ("AmBeacon"), Holland Capital Management LLC ("Holland") and the American Beacon Funds (the "Trust"), on behalf of the American Beacon Holland Large Cap Growth Fund (the "Fund") and the approval of a new investment advisory agreement among AmBeacon, HS Management Partners, LLC ("HSMP") and the Trust, on behalf of the Fund.  The agreement with Holland will be terminated on or about September 18, 2017 (the "Effective Date").  Immediately following the termination, the agreement with HSMP will become effective.  The Board of the Trust also approved certain additional changes regarding the Fund, including: (i) a change to the Fund's name; (ii) a reduction in the Fund's investment sub-advisory fee; (iii) modifications to the Fund's principal investment strategies; and (iv) the elimination of the Fund's non-fundamental policy to invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of large market capitalization companies at the time of purchase.  These additional changes will become effective on the Effective Date, except for the elimination of the Fund's 80% policy, which will become effective October 24, 2017.

Effective as of the Effective Date, the name of the Fund is changed to "American Beacon HSMP Quality Growth Fund", all references to American Beacon Holland Large Cap Growth Fund are deleted and replaced with "American Beacon HSMP Quality Growth Fund" and all references to Holland Capital Management LLC are deleted. In addition, the following changes are made as of the Effective Date:

I.	The "Fund Summaries – American Beacon Holland Large Cap Growth Fund" section is deleted in its entirety and replaced with the following:

American Beacon HSMP Quality Growth Fund

Investment Objective
The Fund primarily seeks long-term growth of capital. The receipt of dividend income is a secondary consideration.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 41 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 39 of the statement of additional information ("SAI").  With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers".
Shareholder Fees (fees paid directly from your investment)
Share Class	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	Institutional	Investor
Management Fees[2,3]	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	0.30%	0.32%	0.23%	0.13%	0.51%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[4]	1.26%	2.03%	0.94%	0.84%	1.22%
1 A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
2 The portion of the management fee paid to American Beacon Advisors, Inc. (the "Manager") previously attributable to investment advisory services was 0.05% and the portion of the management fee previously attributable to administrative services was 0.30%.
3 The management fee has been restated to reflect a reduction in the contractual management fee.
4 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A	$696	$952	$1,227	$2,010
C	$306	$637	$1,093	$2,358
Y	$96	$300	$520	$1,155
Institutional	$86	$268	$466	$1,037
Investor	$124	$387	$670	$1,477
Assuming no redemption of shares:
Share Class	1 Year	3 Years	5 Years	10 Years
C	$206	$637	$1,093	$2,358
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in equity securities of large-capitalization growth companies. Until October 24, 2017, under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of large market capitalization companies at the time of purchase.  While the Fund will continue to invest primarily in equity securities, effective October 24, 2017, this 80% policy will be eliminated.
The Fund considers large market capitalization companies to be companies that have market capitalizations (stock market worth) within the market capitalizations of the companies in the Russell 1000® Index at the time of investment. The Russell 1000 Index measures the performance of approximately 1,000 of the largest U.S. companies based on total market capitalization. As of December 31, 2016, the market capitalizations of the companies in the Russell 1000 Index ranged from $395 million to $634.4 billion.
The Fund's sub-advisor, HS Management Partners, LLC ("HSMP") applies a focused, bottom-up, fundamental approach to growth equity portfolio management.  The Fund will invest in a stock when HSMP believes that the company's fundamentals appear strong and are validated by HSMP's qualitative and quantitative analysis, and if HSMP finds the valuation of the company's shares attractive.  HSMP generally seeks to identify for the Fund companies that HSMP believes have strong management teams, attractive business models, enduring competitive advantages, high free cash flow characteristics, broad geographic platforms, and/or strong, albeit reasonably attainable, earnings prospects.  The Fund may invest in more established companies that HSMP has been familiar with for many years, as well as "up and coming" candidates that HSMP thinks meet its quality criteria.  These types of "up and coming" companies include companies that HSMP believes to have substantial assets and promising new leadership, companies that HSMP believes have been freed of legacy issues, franchises moving from niche markets to mainstream, and/or companies with exciting new products and/or services.
Equity securities in which the Fund may invest include common stocks, American Depositary Receipts ("ADRs") and U.S. dollar denominated foreign stock traded on U.S. exchanges. The Fund invests primarily in U.S. companies, but may invest in foreign issuers that exhibit the characteristics mentioned above.  The Fund typically will hold a focused portfolio of approximately 20 to 25 stocks, which could result in significant exposure to certain sectors, including the consumer discretionary, consumer staples and/or technology sectors.
The Fund may also invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. The Fund may lend its securities to broker-dealers and other institutions to earn additional income.
The Fund may fully or partially sell a stock position: (1) if HSMP loses confidence in a company's business model or its ability to realize its anticipated earnings stream; (2) if a stock no longer meets  HSMP's valuation criteria based on HSMP's valuation tools and growth assumptions, or (3) if a better investment opportunity is identified.
Principal Risks
There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:
Cybersecurity and Operational Risk
 The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  It is not possible for the Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Equity Investments Risk
 Equity securities are subject to investment and market risk. The Fund's investments in equity securities may include common stocks, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks.
■ Common Stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.
■ Depositary Receipts.  Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Focused Holdings Risk
Because the Fund may have a focused portfolio of fewer companies, the increase or decrease of the value of a single investment may have a greater impact on the Fund's NAV and total return when compared to other diversified funds.
Foreign Investing Risk
 Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.
Futures Contracts Risk
 Futures contracts are derivative instruments in which one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).
Growth Companies Risk
 Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks may lack the dividend yield that can cushion stock prices in market downturns.
Investment Risk
 An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.
Issuer Risk
 The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Large Capitalization Companies Risk
 The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.
Market Risk
 Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.
In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.
Other Investment Companies Risk
 The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.
Sector Risk
 When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors.

Consumer Discretionary and Consumer Staples Sectors Risk. The consumer discretionary and consumer staples sectors are particularly sensitive to changes in consumer spending and preferences. These sectors may also be affected by the regulation of various product components and production methods.  In addition, companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns.


Technology Sector Risk. To the extent the Fund invests in technology companies, it is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles.

Securities Lending Risk
 To the extent the Fund lends its securities, it may be subject to the following risks:  i) borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions,  and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.
Securities Selection Risk
 Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.
Fund Performance
The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index, which is the Fund's benchmark index.
The Investor Class, A Class and Institutional Class shares of the Fund have adopted the performance history and financial statements of the Investor Shares, A Shares and Institutional Shares, respectively, of the Fund's predecessor. The performance of the Fund's Investor Class shown in the chart and table below represents the returns achieved by the Investor Shares of the Fund's predecessor from January 1, 2007 to March 23, 2012, and the performance of the Investor Class shares from March 23, 2012 through December 31, 2016. The table also shows the performance of the A Class, Institutional Class, C Class and Y Class shares of the Fund. The performance shown for the A Class and Institutional Class shares of the Fund represents: (1) the returns achieved by the Investor Shares of the Fund's predecessor from January 1, 2007 to February 1, 2010 and March 1, 2010, the inception dates of the predecessor Fund's A Shares and Institutional Shares, respectively; (2) the performance of the predecessor Fund's A Shares and Institutional Shares from inception to March 23, 2012; and (3) the performance of the Fund's A Class and Institutional Class shares from March 23, 2012 through December 31, 2016. Returns shown for the Fund's C Class and Y Class shares represent the returns achieved by the Investor Shares of the predecessor Fund from January 1, 2007 through March 23, 2012 and the performance of the C Class and Y Class shares respectively, from March 23, 2012 through December 31, 2016. In each case, the newer share classes would have had similar annual returns to the predecessor Fund's Investor Shares, A Shares and Institutional Shares because the shares of each class represent investments in the same portfolio securities. However, the older share classes had different expenses than the newer share classes, which would affect performance. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Performance information for the periods prior to September 18, 2017 is that of the Fund when it engaged a different sub-advisor under the name "American Beacon Holland Large Cap Growth Fund."
Calendar year total returns for Investor Class Shares. Year Ended 12/31

60%
40%
20%
0%
-20%
-40%
-60%
9.40%
-34.83%
39.07%
14.03%
3.33%
12.18%
32.21%
6.99%
6.35%
1.87%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Highest Quarterly Return: 17.07% 2nd Quarter 2009 1/1/2007 through 12/31/2016 Lowest Quarterly Return: -21.57% 4th Quarter 2008 1/1/2007 through 12/31/2016

Average annual total returns for periods ended December 31, 2016
	1 Year	5 Years	10 Years
Investor Class
Returns Before Taxes	1.87%	11.45%	7.22%
Returns After Taxes on Distributions	1.26%	9.70%	6.24%
Returns After Taxes on Distributions and Sales of Fund Shares	1.58%	9.07%	5.82%

	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	1.85%	11.35%	7.17%
C	1.10%	10.55%	6.79%
Y	2.22%	11.70%	7.37%
Institutional	2.25%	11.84%	7.44%

	1 Year	5 Year	10 Year
Index (Reflects no deduction for fees, expenses or taxes)
Russell 1000 Growth Index	7.08%	14.50%	8.33%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.
Management
The Manager
 The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.
Sub-Advisor
The Fund's investment sub-advisor is HS Management Partners, LLC ("HSMP").
Portfolio Managers
HS Management Partners, LLC	Harry W. Segalas Managing Partner & Chief Investment Officer Since 2017
Purchase and Sale of Fund Shares
You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:
Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105
You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.
	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None
Tax Information
Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

I.
On page 31, the fourth bullet point in the "Additional Information About the Funds - Additional Information About Investment Policies and Strategies - 80% Policies" section is deleted and replaced with the following:


Until October 24, 2017, the American Beacon HSMP Quality Growth Fund has a non-fundamental policy to invest under normal market conditions at least 80% of its net assets (plus the amount of any borrowing for investment purposes), in equity securities of large market capitalization companies at the time of purchase.  While the Fund will continue to invest primarily in equity securities, effective October 24, 2017, this 80% policy will be eliminated.

II.
On page 32, the "Additional Information About the Funds - Additional Information About the Management of the Funds - American Beacon Holland Large Cap Growth Fund" section is deleted and replaced with the following:

American Beacon HSMP Quality Growth Fund
The Fund's assets are allocated among the Manager and the following investment sub-advisor:
	HS Management Partners, LLC

III.
On page 33, "Focused Holdings Risk" is added to the table in the "Additional Information About the Funds - Additional Information About Risks" section and an "X" is placed in the column for American Beacon HSMP Quality Growth Fund.  In addition, the following paragraph is added under the table immediately preceding "Foreign Investing Risk":

Focused Holdings Risk
Because a Fund may have a focused portfolio of fewer companies, the increase or decrease of the value of a single stock may have a greater impact on the Fund's NAV and total return when compared to other diversified funds.  Although a focused portfolio has the potential to generate attractive returns over time, it also may increase a Fund's volatility.

IV.	On page 36, the following bullet points are added immediately following "Sector Risk":

Consumer Discretionary and Consumer Staples Sectors Risk. The consumer discretionary and consumer staples sectors are particularly sensitive to changes in consumer spending and preferences. These sectors may also be affected by the regulation of various product components and production methods.  The consumer discretionary and consumer staples sectors may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.  In addition, companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns.  These companies may be subject to severe competition, which may have an adverse impact on their profitability.


Technology Sector Risk. To the extent the Fund invests in technology companies, it is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles.  Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

V.	On page 39, the "Fund Management - The Sub-Advisors - Holland Capital Management LLC" section is deleted and replaced with the following:
HS MANAGEMENT PARTNERS, LLC ("HSMP"), 640 Fifth Avenue, New York, New York 10019, is a Delaware limited liability company founded in 2007. As of July 31, 2017, HSMP had approximately $3.8 billion in assets under management. HSMP serves as sub-advisor to the American Beacon HSMP Quality Growth Fund.
The person employed by HSMP who is primarily responsible for the day-to-day management of the Fund's portfolio is Harry W. Segalas.  Mr. Segalas is Managing Partner & Chief Investment Officer of HSMP and has served in these positions since founding the firm in 2007.  Prior to the formation of HSMP, Mr. Segalas served as Chairman, Chief Executive Officer, and Chief Investment Officer of W.P. Stewart & Co., Inc., where he worked for 17 years.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

American Beacon Holland Large Cap Growth Fund

Supplement dated August 25, 2017
to the
Statement of Additional Information dated April 28, 2017

At a Meeting held on August 23, 2017, the Board of Trustees ("Board") of the American Beacon Funds (the "Trust") approved the termination of the investment advisory agreement among American Beacon Advisors, Inc. ("AmBeacon"), Holland Capital Management LLC ("Holland") and the American Beacon Funds (the "Trust"), on behalf of the American Beacon Holland Large Cap Growth Fund (the "Fund") and the approval of a new investment advisory agreement among AmBeacon, HS Management Partners, LLC ("HSMP") and the Trust, on behalf of the Fund.  The agreement with Holland will be terminated on or about September 18, 2017 (the "Effective Date").  Immediately following the termination, the agreement with HSMP will become effective.

In connection with this change, effective as of the Effective Date, the name of the Fund is changed to "American Beacon HSMP Quality Growth Fund", all references to American Beacon Holland Large Cap Growth Fund are deleted and replaced with "American Beacon HSMP Quality Growth Fund" and all references to Holland Capital Management LLC are deleted.  In addition, the following changes are made as of the Effective Date:

I.	In the "Organization and History of the Funds" section on page 1, the third paragraph is deleted and replaced with the following:

On March 23, 2012, the American Beacon HSMP Quality Growth Fund acquired all the assets and assumed all the liabilities of the Lou Holland Growth Fund (the "Acquired Holland Fund"), a series of Forum Funds. The Acquired Holland Fund's objective and policies were the same in all material respects as the American Beacon HSMP Quality Growth Fund and, until September 18, 2017, the American Beacon HSMP Quality Growth Fund engaged the investment advisor that provided services to the Acquired Holland Fund, Holland Capital Management LLC ("Holland"), as sub-advisor.  Effective September 18, 2017, HS Management Partners, LLC replaced Holland as sub-advisor of the American Beacon HSMP Quality Growth Fund.

II.	In the "Investment Sub-Advisory Agreements" section on page 30, the "Holland Capital Management LLC" table is deleted and replaced with the following:

HS Management Partners, LLC ("HSMP")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Harry William Segalas	Managing Member (Partner & Chief Investment Officer)	Financial Services
David Allen Altman	Member (Partner & Director of Research)	Financial Services
Gregory Abraham Nejmeh	Member (Partner & President)	Financial Services
Barton Howard Buxbaum	Member (Partner & Director of Client Service)	Financial Services

III.	In the "Portfolio Managers" section on page 36, the "Holland Capital Management LLC" table is deleted and replaced with the following:

	Number of Others Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
HS Management Partners, LLC
Harry W. Segalas	2 ($361.9 mil)	7 ($303.1 mil)	238 ($3.2 bil)	0	0	0

IV.	In the "Portfolio Managers - Conflicts of Interest" section on page 36, the "Holland Capital Management LLC" paragraph is deleted and replaced with the following:

HS Management Partners, LLC ("HSMP") The portfolio manager's management of other accounts (collectively, the "Other Accounts") may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have the same strategy and policies as the Fund, or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. Conflicts of interest can take many forms, including those associated with managing accounts for employees and their family members alongside other client accounts, allocating investment opportunities between different clients, charging different fee rates to clients, using client commissions for soft-dollar purposes and voting proxy on behalf of client accounts. HSMP aims to address material conflicts in its compliance policies and procedures.

Considering that HSMP offers one sole investment strategy, client accounts (including those of other funds, and HSMP's employees, owners and their family members) will generally hold, purchase and sell securities that are eligible to be held, purchased and sold by the Fund, and where trades are aggregated, such other client accounts will generally participate alongside the Fund in the same transactions on an aggregated basis. Managing accounts for different clients under the same strategy and bunching or aggregating their orders give rise to a conflict of interest in that it creates an incentive for HSMP to favor certain clients over others, particularly so in the case of accounts belonging to employees, owners and their family members. HSMP aims to mitigate this conflict of interest through the implementation of its trading and allocation guidelines. HSMP's trade orders specify in writing the identity of the client or trading group, and HSMP's trading and allocation guidelines primarily focus on account size and type, account restrictions, target percentage holdings, and available account cash, among other similar factors, regardless of employment or family relation status. Absent certain circumstances like client restrictions and directed brokerage, employee, owner and related accounts will generally participate in the same aggregated brokerage orders as other clients at the same average price and brokerage cost. Moreover, HSMP typically invests in highly liquid stocks; therefore, participation of employee accounts in an order is unlikely to materially affect the price or availability of shares for HSMP's other clients including the Fund.

HSMP charges its clients an investment advisory fee based on a percentage of an account's assets under management. Although HSMP does not charge performance-based fees to any client, client accounts (even similar client accounts) can be billed different fees for several reasons. For example, accounts can have a negotiated rate and/or be aggregated to benefit from a lower fee tier, and the accounts of our employees, owners and their spouses and children are not charged a fee. Charging different fee rates to different accounts poses a conflict of interest for HSMP in that it provides HSMP a financial incentive to favor those clients that pay HSMP the most in fees. HSMP aims to mitigate this conflict through the implementation of its investment strategy and brokerage practices, which endeavor to treat all accounts fairly over time without regard to differences in fees or other benefits that might flow to HSMP.

V.	In the "Portfolio Managers - Compensation" section on page 37, the "Holland Capital Management LLC" paragraph is deleted and replaced with the following:

HSMP Harry W. Segalas is the portfolio manager, and the Managing Partner and Chief Investment Officer of HSMP. As a Partner, Harry's remuneration is based on a percentage of the profits of HSMP, and in addition, HSMP makes an annual contribution to his health savings account and an annual profit sharing contribution to his HSMP 401(k) account. HSMP's sole source of operating revenue is management fees.

VI.	In the "Portfolio Managers - Ownership of the Funds" section on page 38, the "Holland Capital Management LLC" table is deleted and replaced with the following:

Name of Investment Advisor and Portfolio Manager	HSMP Quality Growth Fund
HS Management Partners, LLC
Harry W. Segalas	None
VII.	Information regarding Holland contained in the section of the SAI "Appendix B – Proxy Voting Policies - Fund Sub-Advisors" is deleted and replaced with the following information relating to HSMP:
HS Management Partners, LLC ("HSMP")
When we use "HSMP" or "HS Management Partners" or Firm" or "we" or "us" or "our" in this document or its attachments, we are referring to HS Management Partners, LLC.  The information presented is current as of June 30, 2017.
1.	Proxy Policy
Background

Rule 206(4)-6 ("Proxy Voting Rule") under the Investment Advisers Act of 1940 ("Advisers Act") requires investment advisers that exercise proxy voting authority for client securities to (1) adopt and implement written policies and procedures reasonably designed to ensure that advisers vote proxies in the best interest of clients, including addressing conflicts of interests, (2) describe their proxy voting policies and procedures to clients, and provide them with a copy upon request, and (3) disclose to clients how they may obtain information on how their corresponding proxies were voted.  Investment advisers that exercise proxy voting authority for client securities must also comply with certain recordkeeping requirements of Rule 204-2 under the Advisers Act.  Furthermore, investment advisers to a registered investment company pursuant to the Investment Company Act of 1940 ("IC Act") must comply with certain record keeping requirements of Rules 31a-1 through 31a-3 under the IC Act.

Policy

For the sake of clarity and to avoid confusion as to who has responsibility for voting proxies, investment advisory agreements with clients should aim to specify whether HSMP has proxy voting authority or whether clients have reserved the right to vote their own proxies (for ERISA accounts and non-ERISA accounts).  We will only vote proxies for portfolio securities in client accounts under our management, when clients specifically delegate their proxy voting authority to HSMP in their investment advisory agreement with us.  There may be cases, however, when the investment advisory agreement is silent as to who has authority to vote proxies; in those cases, we will vote proxy as part of the client's overall delegation of discretionary authority to us, unless the client instructs us in writing otherwise.

When the investment advisory agreement instructs us to vote proxies or in those cases in which the agreement is silent and we vote proxy as part of the client's overall delegation of discretionary authority to us, and absent client restrictions or instructions, or other operational issues, we will vote proxies consistent with what we believe is the best interest of our clients or plan participants in the case of ERISA accounts.

Procedures

The following are our main proxy voting procedures.  Any deviation from these procedures must first be approved by our Chief Compliance Officer ("CCO") in consultation with our Proxy Voting Committee as appropriate.

Proxy Voting Committee

HSMP has a Proxy Voting Committee.  The Committee sets our proxy voting policy and procedures.  The members of the Committee are our Chief Investment Officer, our Director of Research, our President and our CCO.  The Committee meets annually to revise and approve our proxy voting policy and procedures, as well as needed when specific issues arise (members can participate in meetings over the phone, and a majority of the members constitutes a quorum for conducting meetings and making decisions).  As a member of the Proxy Voting Committee, our CCO leads the annual review and update of our proxy voting policy and procedures.

When HSMP Has Proxy Voting Authority

HSMP maintains a list of all accounts over which it has proxy voting authority ("Proxy Voting List").  The account opening team, in consultation with legal and compliance, reviews the investment advisory agreement to determine whether we have proxy voting authority.  The Proxy Voting List is maintained and updated by a designated member of the operations team, and is reviewed quarterly, or more frequently during proxy voting season, by our CCO for accuracy.

Clients may place restrictions on our voting authority or instruct us to vote a proxy in a certain way.  Such restrictions or instructions must be clear and reasonable, be received in writing and in a timely fashion, and not be unduly burdensome to our operational processes.  We reserve the right to accept or reject any client restriction or instruction at our sole discretion for any reason.  Client restrictions or instructions are reviewed by members of the investment and operations teams, in consultation with legal and compliance as appropriate.  Our Proxy Voting Committee makes the final determination as to when we reject client restrictions or instructions on how to vote their proxies.  Accounts with approved client restrictions or instructions are marked on the Proxy Voting List.

Some members of the operations teams are assigned to the operational tasks associated with casting proxy votes.  The designated operations team member is responsible for collecting all proxy voting materials that HSMP receives, promptly forwarding the information to the corresponding members of the investment team for review (along with applicable client restrictions or instructions), timely submitting our votes, reconciling shares held on record date to shares voted, and maintaining appropriate records of said reconciliations.  Our CCO reviews reports of those reconciliations quarterly and generally oversees this mechanical part of the voting proxy process to ensure that timely received proxies are voted and submitted as applicable.

Certain members of the investment team are assigned to review proxy materials for specific issuers (proxies are generally assigned to the investment team member in charge of following the company to which the proxy relates).  The investment team member assigned to a company's proxy is responsible for timely reviewing the materials for that proxy, bringing any issue to the attention of the CCO as appropriate, making a voting determination in accordance with our voting guidelines or applicable client restrictions or instructions, and forwarding the vote to the designated member of the operations team in charge of submitting the vote.  When evaluating a proxy, the investment team member assigned to a company's proxy may consider information from different sources, such as company filings or analyst reports.  In any event, he/she must follow our voting proxy guidelines and promptly consult with the CCO regarding any conflict of interest that comes to his/her attention.

The following are our main voting guidelines.  Any deviation from our guidelines must first be consulted with our CCO and be approved by our Proxy Voting Committee or by a person designed from time to time by the Committee as applicable.

Absent client restrictions or instructions, we will vote proxies for portfolio securities consistent with what we believe is the best interest of our clients or plan participants in the case of ERISA accounts.  For us, the best interest of our clients or plan participants in the case of ERISA accounts means the best economic interest, in terms of the short- or long-term economic impact, as appropriate, of owning the stock as an investment.

Considering that we invest in companies that we deem to have strong management teams that aim to maximize shareholder value, we believe that recommendations from management should be afforded substantial weight in making a proxy voting decision.  Therefore, in practice, we generally vote proxies in favor of company management's recommendations.  However, making a proxy voting decision is not a mechanical exercise as each proxy should be evaluated on its own merit in light of the circumstances at hand.  Consequently, we may vote against management proposals if, upon analyzing the proxy materials and given the circumstances, we determine that is in our clients', or in the plan participants' (in the case of ERISA accounts), best economic interest to do so.

Proxies should then generally be evaluated on a case by case basis, considering the circumstances and giving significant weight to management recommendations, in terms of the overall effect on shareholder economic value.  With this in mind, we generally vote in favor of certain management proposals and against certain shareholder proposals.  For example, we generally vote in favor of management proposals related to the election of directors, selection of auditors, and executive compensation.  In making a determination regarding these topics we may consider the following factors among others: qualifications and competence, corporate performance and stock price, board composition, key board committees' composition and independence, potential conflicts, and stock option plan features.  Regarding shareholder proposals (such as those related to social, political, economic or environmental considerations), we evaluate whether, in our opinion, the proposal may involve a financial cost to the company or limit management's ability to operate in a manner that we believe may increase shareholder economic value.

If the investment team member assigned to a specific company's proxy believes that we should vote with company management's recommendations, he/she shall timely communicate this decision to the member of operations team internally in charge of operationally casting the vote.  Our CCO should also be included in this communication to facilitate our compliance review of adherence to our voting guidelines.

If the investment team member assigned to a specific company's proxy believes that we should vote against company management's recommendations, he/she shall promptly inform our CCO and consult with members of our Proxy Voting Committee.  If upon this consultation, the investment team member in charge of voting the proxy still believes that we should vote against company management's recommendations, our Proxy Voting Committee will meet to make a final determination.

	Absent specific client restrictions or instructions, or other operational issues (see below), we will generally vote proxies from the same company the same way for each client.

Considering our management style, we believe that our clients' best economic interest is aligned and generally better served when our clients' shares are voted in block.  However, if the investment team member assigned to a specific company's proxy and/or the member of our operations team exercising proxy voting functions think(s) that we should deviate from this guideline, he/she/they shall promptly inform our CCO and consult with members of our Proxy Voting Committee.  If upon this consultation, he/she/they still think(s) that we should deviate from this guideline, our Proxy Voting Committee will meet to make a final determination.


Although we believe that voting proxies rather than not voting is generally in the best interest of our clients or of plan participants in the case of ERISA accounts, there may be instances when we decide that refraining from voting is actually in our clients' best economic interest.  Although we aim to generally vote all proxies from the same company the same way for each client, there may be instances when we may not vote all shares or not vote only certain shares if we determine that the impact of voting those shares may exceed the expected benefit to the corresponding client.  In any event, such determination should be made after analyzing the proxy materials and/or the particular circumstances at hand.

In our opinion, voting proxies for certain non-U.S. issuers may entail in practice some logistic, administrative or operational issues that may offset the benefit of voting.  We have determined that in some cases, absent compelling reasons to the contrary, refraining from voting certain foreign shares is generally in our clients' best overall economic interest.  For example, if we believe that voting proxy could limit our ability to sell a stock, as may be the case for foreign shares that are blocked from selling for a designated period after casting a vote, we typically do not vote these shares, as we think that limiting our ability to sell a position generally outweighs the benefit of voting.  In addition, we typically do not vote foreign shares if we determine that doing so is not feasible because, for example, proxy information is not available in English, or authentication by the consul office is needed, or a local power of attorney should be granted.  Furthermore, there may be cases in which we cannot reasonably determine the value of voting proxy for a foreign issuer, such as when the proxy statement is unclear and there is not enough information publicly available from the issuer; in said instances, we typically refrain from voting as we cannot form an informed decision as to the vote.

If the investment team member assigned to a specific company's proxy and/or the member of our operations team exercising proxy voting functions think(s) that we should not vote all shares or not vote only certain shares, he/she/they shall promptly inform our CCO and consult with members of our Proxy Voting Committee.  If upon this consultation, he/she/they still think(s) that we should not vote all shares or not vote only certain shares, our Proxy Voting Committee will meet to make a final determination.


We generally do not vote shares for which we do not receive all proxy information and, upon inquiring with the custodian or any other responsible party as applicable, we do not receive the information in a timely manner.  This does not mean that we can simply ignore or be negligent in fulfilling our proxy voting responsibilities.

If the member of our operations team exercising proxy voting functions thinks that we may not receive proxy voting information in a timely manner, he/she shall promptly inform our CCO, who may consult with members of our Proxy Voting Committee, for appropriate action.

	When clients participate in stock loan programs, we may not be able to vote proxy for loaned shares, as we are not a party to the stock loan program and do not recall shares for voting.

If the member of our operations team exercising proxy voting functions thinks that certain shares are on loan, he/she shall promptly inform our CCO, who may consult with members of our Proxy Voting Committee, for appropriate action.

We use a third party's platform (ProxyEdge System) to assist us administratively in the proxy voting process.  The ProxyEdge System alerts us as to an upcoming vote, records the votes we enter, submits the vote on our behalf, and maintains some of our voting records.  This system also allows us to produce certain reports related to our proxy votes, which the CCO and other members of the operations team may use as support in performing their functions.

Conflicts of Interest

Conflicts of interest may arise in various and sometimes unforeseen ways.  The following are examples of potential conflicts of interest that may arise between HSMP and our clients with regards to proxy voting:


The company soliciting the proxy, or a high-ranking officer or director of the company's management, or other proponent of the proxy, if known, is an existing client or in the process of executing an investment advisory agreement with us.


One of our employees exercising proxy voting functions, or a family member or other person sharing the same household with our employee, has a close personal or business relationship (other than our advisory relationship) with the company soliciting the proxy, or a high-ranking officer or director of the company's management, or other proponent of the proxy, if known.

	One of our employees exercising proxy voting functions, or a family member or other person sharing the same household with our employee, owns stock of the company soliciting the proxy.

Conflicts of interests are generally addressed by our CCO in the first instance.  Considering the nature of the proxy voting process and the difficulty of detecting conflicts of interests in every case, we believe that our employees exercising proxy voting functions are better equipped to identify conflicts and promptly bringing them to the attention of our CCO, including if any of our employees exercising proxy voting functions perceives any improper attempt by any other employee to influence the vote.  Our CCO will evaluate the case in consultation with members of our Proxy Voting Committee.

If we determine that there is a conflict of interest, we will continue to follow our existing proxy voting guidelines.  We believe that following our guidelines helps us maintain our voting impartiality.  In this case, the employee involved in the conflict cannot be a part of the proxy voting decision.  In addition, the voting decision should be ratified by our Proxy Voting Committee if the company soliciting the proxy, or a high-ranking officer or director of the company's management, or other proponent of the proxy, if known, is an existing client or in the process of executing an investment advisory agreement with us, and we decide to vote in favor of their proposal.

If we determine that there is a material conflict of interest, our Proxy Committee and CCO will discuss the appropriate action, and our Proxy Voting Committee will make the final determination as to how to proceed.  Generally, we will continue to follow our existing voting guidelines as, previously noted, we believe that following our guidelines helps us maintain our voting impartiality (in this case and as mentioned above, the employee involved in the conflict cannot be a part of the proxy voting decision).  If in the opinion of our Proxy Voting Committee the conflict is such that we deem that voting impartiality is compromised even when following our guidelines, the Committee may decide, as applicable and if time allows, to seek an independent third-party voting recommendation or disclose the conflict and ask clients to direct us on how to vote their shares.

When HSMP Has No Proxy Voting Authority

Clients may choose to retain their voting authority, in which case we do not vote their proxies.  Clients who did not delegate their proxy voting authority to HSMP should receive their proxy materials directly from their custodians or the company's proxy agent.  In the event we inadvertently receive proxy materials for these clients, the member of the Firm who receives them should give them to the member of our operations team exercising proxy voting functions, so that the materials can be forwarded to the corresponding client.  In such circumstances, we should aim to promptly forward the materials to the corresponding client, but we are not responsible for any adverse impact to a client if proxy materials are not received timely in advance of a scheduled vote.

Although we may discuss proxies with clients as a general matter, we do not advise clients about particular solicitations when they have chosen to vote their own proxies.

Disclosures to Clients

Our Form ADV (Part 2A) contains a description of our proxy voting policy and procedures, and a statement that clients may ask for a complete copy of our proxy voting policy and procedures by sending a request to our CCO at our address.  Our Form ADV (Part 2A) also notes that clients may ask for information on how we voted their corresponding shares by sending a request to our CCO at our address of record.  Our CCO is responsible for ensuring that these disclosures are contained in our Form ADV (Part 2A) and also for addressing any such client requests.  In addressing any such client requests, our CCO should consider our recordkeeping requirements.

Recordkeeping

We retain our proxy records for a period of five-years or six-years (the first two years at our place of business), as applicable under the Advisers Act and the IC Act.  Our records generally include: (a) our proxy voting policy and procedures, (b) proxy statements that we receive for our client securities, (c) our votes on behalf of clients, (d) client written requests for information on how we voted their corresponding proxies and our written responses to either a written or an oral client request, and (e) documents prepared by us that were material to making a voting decision or that memorialized the basis for the decision.  We may rely on proxy statements filed with the SEC's EDGAR system instead of keeping our own copies.  Along with our internal records, the following information may be kept by ProxyEdge for each proxy vote:  issuer's name, security's ticker symbol or CUSIP, shareholder meeting date, number of shares that we voted, brief identification of the proxy proposal, whether it was a management's or a shareholder's proposal, whether we casted a vote, whether we voted for or against the proposal or whether we abstained, and whether we voted with or against management.

Our Policies and Procedures Manual contains additional information regarding books and records requirements under the Advisers Act and the IC Act (sections Books and Records and Record Retention Requirements under Rules 31a-1 and 31a-2 of the 1940 Act).

Additional Policy and Procedure for Investment Company Clients

When we act as investment adviser or sub-adviser to an Investment Company Client, the Investment Company Client may delegate proxy voting authority to the Firm. Both the Firm's general fiduciary duties and the SEC's regulations require the Firm to vote proxies in the best interests of the Investment Company Client and its shareholders. The Firm will act in accordance with this policy or an Investment Company Client's proxy voting policy as agreed with such Investment Company Client.

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